Q2 2012 Earnings Review July 23, 2012 Sonic Automotive, Inc. 1 Exhibit 99.2

Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as
“believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “may”, “will” and other similar words.
Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and pre-owned vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending
December 31, 2011 and our Form 10-Q for the quarter ended March 31, 2012.
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements.
Sonic Automotive, Inc. 2

Sonic Automotive, Inc. Quarter in Review Financial Results Operations Recap Summary and Outlook o o o o Sonic Automotive Q2 2012 3

Sonic Automotive, Inc.
Overall Results
Revenue Growth – up 12.3%
New retail vehicle revenue up 21.3% - volume up 22.3% -
exceeds industry retail volume growth
Pre-owned revenue up 4.0%
F&I revenue up 18.0%
Fixed Operations revenue up 3.2%
SG&A at 77.8% - in line with full year projections
Income from continuing operations of $27.5 million up 19.7%
Q2 2012 diluted EPS from continuing operations was $0.46 per share vs. $0.38 in prior year period
Results include after-tax charges of approximately $1.6 million, or
$0.03 per diluted share, related to debt repurchases and income tax benefits of $3.6 million, or $0.06 per diluted share, related to the settlement of income tax related matters

Q2 2012 Results
Sonic Automotive, Inc.
B/(W) than Q2
2011
(amounts in millions, except per share data)
Q2 2012 $ %
Revenue
Gross Profit
Operating Profit
Continuing Ops:
Profit (after tax)
Diluted EPS
$ 2,185 $ 239 12%
$ 321 $ 15 5%
$ 60 $ 1 1%
$ 28 $ 5 20%
$ 0.46 $ 0.08 21%

SG&A to Gross 160 bps Improvement from Q1 Target 78% for Full Year 2012 Sonic Automotive, Inc.

Sonic Automotive, Inc.
Capital Spending
(amounts in millions)
YTD Q2
2012
Estimated
2012
Real Estate Acquisitions $ 4.8 $ 14.5
All Other Cap Ex 29.7 128.9
Subtotal $ 34.5 $ 143.4
Less: Mortgage Funding (10.7) (48.5)
Total Cash Used – Cap Ex $ 23.8 $ 94.9

Sonic Automotive, Inc.
Debt Covenants
Compliant with all Covenants
Covenant
Actual Q2
2012
Liquidity Ratio >= 1.05 1.16
Fixed Charge Coverage Ratio >= 1.20 1.56
Total Lease Adjusted Leverage
Ratio
<= 5.50 3.88

New Vehicles
Includes
Fleet
(1) Source: JD Power
Sonic Automotive, Inc.
Q2 2012 Q2 2011 B/(W)
Retail Revenue
Retail Volume
Selling Price
Gross Margin %
GPU
Retail Gross Profit
$1.2 billion
34,396
$ 34,213
6.0%
$ 2,039
$ 70 million
$1.0 billion
28,125
$ 34,483
6.8%
$ 2,347
$ 66 million
21.3%
22.3%
($270)
(80 bps)
($ 308)
6.2%

Pre-Owned Retail Vehicles
Q2 2012 Q2 2011 B/(W)
Retail Volume 27,528 26,799 2.7%
Revenue $550 million $529 million 4.0%
Pre-Owned Related Gross* $ 82 million $ 81 million $ 1 million
Pre-Owned to New Ratio .80 to 1 .95 to 1
* - Includes: pre-owned vehicle + reconditioning + F&I gross
Continue to make
progress toward
our goal of 100
per store per
month
Sonic Automotive, Inc. 10

B/(W) than Q2
2011
(amounts in millions)
Q2 2012 $ %
Revenue $ 305 $ 9 3.2%
Gross Profit $ 149 $ 3
Q2 YOY Gross Profit Change Breakdown:
Fixed Operations
Sonic Automotive, Inc.
2.2%

• Customer Pay Up 3.0%
• Whsl. Parts Up 3.1%
• Internal & Sublet Up 12.9%
• Warranty Down 9.4%

Sonic Automotive, Inc. 12
Summary and Outlook
Revenue continues to grow in all categories
Investments in technology and training are progressing as
planned
Automotive retail industry outlook remains positive
Raising 2012 continuing operations diluted earnings per
share guidance of $1.62 - $1.70.

Sonic Automotive, Inc. 13